                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15d OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of
earliest event reported)
January 25, 2002



                          WILMINGTON TRUST CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


                         Commission File Number 1-14659



                    Delaware                                         51-0328154
----------------------------------------------         ------------------------------------
(State or other jurisdiction of incorporation)         (IRS Employer Identification Number)




Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                                  19890
----------------------------------------------         ------------------------------------
(Address of principal executive offices)                            (Zip Code)



              Registrant's telephone number, including area code:

                                 (302) 651-1000
                                 --------------


--------------------------------------------------------------------------------
         (Former names of former address, if changed since last report)

Item 5.       Other Events.


Wilmington Trust Corporation (the "Corporation") and its subsidiary, Wilmington Trust (UK) Limited ("WTL") have consummated an agreement with the principals of SPV Management Limited, a financial services company headquartered in London, England ("SPV"). Under the agreement, entered into on January 25, 2002, WTL has acquired all of SPV's stock. SPV provides services in asset securitization transactions for institutional clients outside the United States that use special purpose entities. SPV performs management and administrative services for those entities, as well as trustee services for the trusts holding their shares, SPV has a staff of 13 employees. As of March 31, 2002, the firm provided services to over 500 entities in more than 200 asset securitizations.

SPV will be managed by a board of eight directors which WTL will be entitled to elect. Several key management employees have entered into employment agreements with SPV.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        WILMINGTON TRUST CORPORATION




Dated: April 25, 2002
                                        By:  /s/   Ted T. Cecala
                                           -------------------------------------
                                            Name:  Ted T. Cecala,
                                            Title: Chairman and Chief
                                                   Executive Officer